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                                                                   EXHIBIT 10.41

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               United States Bankruptcy Court                                             VOLUNTARY PETITION               (part 1)
Eastern        District of  Arkansas
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
 Name of Debtor (if Individual, enter Last, First, Middle)       NAME OF JOINT DEBTOR (Spouse) (Last, First, Middle)
Capitol Development of Arkansas, Inc.
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 ALL OTHER NAMES used by the debtor in the last 6 years          ALL OTHER NAMES used by the joint debtor in the last 6 years
 (including married, maiden and trade names)                     (include married, maiden and trade names)

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 SOC. SEC./TAX I.D. NO. (if more than one, state all)            SOC. SEC./TAX I.D. NO. (if more than one, state all)

#75-2528276
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STREET ADDRESS OF DEBTOR (No. and street, city, state, zip)      STREET ADDRESS OF JOINT DEBTOR ((No. and street, city, state, zip)

10605 C Maumelle Boulevard
Maumelle, AR 72113            -----------------------------------                                -----------------------------------
                              COUNTY OF RESIDENCE OR                                             COUNTY OF RESIDENCE OR
                              PRINCIPAL PLACE OF BUSINESS                                        PRINCIPAL PLACE OF BUSINESS

                              Pulaski
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MAILING ADDRESS OF DEBTOR (if different from street address)     MAILING ADDRESS OF JOINT DEBTOR (if different from street address)

P. O. Box 13246
Maumelle, AR 72113
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LOCATION OF PRINCIPAL ASSETS OF BUSINESS DEBTOR                  NAME OF ATTORNEY    Geoffrey B. Treece
(if different from addresses listed above)
                                                                 ADDRESS   410 W. Third Street, Suite D
                                                                           Little Rock, AR 72201
N/A                                                              PHONE     (501) 370-9406
                                                                 BAR NO.   84-146
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                                   Information Regarding the Debtor (Check the Applicable Boxes)
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VENUE (Check any applicable boxes)

[X]  Debtor has been domiciled or has had a residence, principal place of business, or principal assets in this District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.

[_]  There is a bankruptcy case concerning debtor's affiliate, general partner, or partnership pending in this District.
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Type of Debtor (Check all boxes that apply)                      Chapter or Section of Bankruptcy Code Under Which
                                                                 the Petition is Filed (Check one box)
[_]  Individual(s)     [_]  Railroad
                                                                 [_]  Chapter 7      [X]  Chapter 11       [_]  Chapter 13
[X]  Corporation       [_]  Stockbroker
                                                                 [_]  Chapter 9      [_]  Chapter 12
[_]  Partnership       [_]  Commodity Broker
                                                                 [_]  Sec. 304 - Case ancillary to foreign proceeding
[_]  Other _____________________________
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Nature of Debts (Check one box)                                  Filing Fee (Check one box)

[_]  Consumer/Non-Business    [X]  Business                      [X]  Full Filing Fee attached
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Chapter 11 Small Business (Check all boxes that apply)           [_]  Filing Fee to be paid in installments (Applicable to
[_]  Debtor is a small business as defined in 11 U.S.C. (S) 101       individuals only)
[_]  Debtor is and elects to be considered a small business           Must attach signed application for court's consideration
     under 11 U.S.C. (S) 1121(e) (Optional)                           certifying that the debtor is unable to pay fee except in
                                                                      installments. Rule 1006(b). See Official Form No. 3.
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Statistical/Administrative Information (Estimates only)                                                     THIS SPACE IS FOR
                                                                                                              COURT USE ONLY
[_]  Debtor estimates that funds will be available for distribution to unsecured creditors.

[_]  Debtor estimates that, after any exempt property is excluded and                                             [Stamp]
     administrative expenses paid, there will be no funds available for distribution to unsecured creditors.
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Estimated Number of Creditors  1-15    16-49    50-99   100-199   200-999  1000-over
                                [_]     [_]      [_]      [_]       [_]       [_]

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Estimated Assets

$0        $50,001    $100,001   $500,001     $1,000,001    $10,000,001   $50,000,001    More
to        to         to         to           to            to            to             than
$50,000   $100,000   $500,000   $1 million   $10 million   $50 million   $100 million   $100 million

 [_]        [_]        [_]         [_]           [_]          [_]            [_]           [_]
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Estimated Debts

$0        $50,001    $100,001   $500,001     $1,000,001    $10,000,001   $50,000,001    More
to        to         to         to           to            to            to             than
$50,000   $100,000   $500,000   $1 million   $10 million   $50 million   $100 million   $100 million

 [_]        [_]        [_]         [_]           [_]          [_]            [_]           [_]
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
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VOLUNTARY PETITION (part 2)                                     Name of Debtor(s)
  (This page must be completed in every case)                   Capitol Development of Arkansas, Inc.
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                    Prior Bankruptcy Case Filed Within Last 6 Years (if more than one, attach additional sheet)
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Location:                                                       Case Number:                             Date Filed:

Date Filed:
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   Pending Bankruptcy Case filed by any Spouse, Partner or Affiliate of this Debtor (if more than one, attach additional sheet)
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Name of Debtor:                                                 Case Number:                             Date Filed:

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District:                                                       Relationship:                            Judge:

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                                                          Signatures
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     Signature(s) of Debtor(s) (individual/Joint)                         Signature(s) of Debtor (Corporation/Partnership)

I declare under penalty of perjury that the information provided      I declare under penalty of perjury that the information
in this petition is true and correct.                                 provided in this petition is true and correct, and that I have
(If petitioner is an individual whose debts are primarily consumer    been authorized to file this petition on behalf of the debtor.
debts and has chosen to file under chapter 7) I am aware that I may
proceed under chapter 7, 11, 12 or 13 of title 11, United States      The debtor requests relief in accordance with the chapter of
Code, understand the relief available under each such chapter, and    title 11, United States Code, specified in this petition.
choose to proceed under chapter 7.

I request relief in accordance with the chapter of title 11,
United States Code, specified in this petition.                              /s/ Michael G. Todd
                                                                             -------------------------------------------------------
                                                                             Signature of Authorized Individual
  X  _________________________________________________________
     Signature of Debtor                                                     Michael G. Todd
                                                                             -------------------------------------------------------
                                                                             Printed Name of Authorized Individual
  X  _________________________________________________________
     Signature of Joint Debtor                                               President
                                                                             -------------------------------------------------------
                                                                             Title of Authorized Individual
     _________________________________________________________
     Telephone Number (if not represented by attorney)
                                                                             July 21, 2000
     _________________________________________________________               -------------------------------------------------------
     Date                                                                    Date
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                Signature of Attorney                                          Signature of Non-Attorney Petition Preparer

      /s/ Geoffrey B. Treece                                          I certify that I am a bankruptcy petition preparer as defined
     ---------------------------------------------------------        in 11 U.S.C. (S) 110. that I prepared this document for
     Signature of Attorney for Debtor(s)                              compensation, and that I have provided the debtor with a
                                                                      copy of this document.
     Geoffrey B. Treece
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     Printed Name of Attorney for Debtor(s)
                                                                             _______________________________________________________
     Treece Phillips LLP                                                     Printed Name of Bankruptcy Petition Preparer
     ---------------------------------------------------------
     Firm Name
                                                                             _______________________________________________________
     410 W. Third St., Suite D                                               Social Security Number
     ---------------------------------------------------------
     Address

     Little Rock, AR 72201
     ---------------------------------------------------------               _______________________________________________________
                                                                             Address

     (501) 370-9406
     ---------------------------------------------------------
     Telephone Number
                                                                             _______________________________________________________
                                                                             Names and Social Security numbers of all other
     July 21, 2000                                                           individuals who prepared or assessed in preparing this
     ---------------------------------------------------------               document.
     Date
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                          Exhibit A
     (To be completed if debtor is required to file periodic
     reports (e.g., forms 10K and 10Q) with the Securities and
     Exchange Commission pursuant to Section 13 or
     15(d) of the Securities Exchange Act of 1934 and is              If more than one person prepared this document, attach
     requesting relief under chapter 11)                              additional sheets conforming to the appropriate official
                                                                      form for each person.
 [_] Exhibit A is attached and made a part of this petition.
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                          Exhibit B
             (To be completed if debtor is an individual                     _______________________________________________________
             whose debts are primarily consumer debts)                       Signature of Bankruptcy Petition Preparer
 I, the attorney for the petitioner named in the foregoing petition, declare that I have informed the petitioner that (he or she) may
 proceed under chapter 7, 11, 12 or 13 of title 11, United States            _______________________________________________________
 Code, and have explained the relief available under each such               Date
 chapter.

                                                                      A bankruptcy petition preparer's failure to comply with the
  X  _______________________________________________________          provisions of title 11 and the Federal Rules of Bankruptcy
     Signature of Attorney for Debtor(s)      Date                    Procedures may result in fines or imprisonment or both, 11
                                                                      U.S.C. (S)110, 16 U.S.G. (S) 156.

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                      IN THE UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF ARKANSAS
                              LITTLE ROCK DIVISION

IN RE: CAPITOL DEVELOPMENT OF ARKANSAS,            CASE NO.________________
       INC.                                        (CHAPTER 11)
       DEBTOR-IN-POSSESSION

                               SCHEDULE OF CLAIMS
                               ------------------

     Debtor. Capitol Development of Arkansas, Inc., hereby files a list of creditors and their addresses, pursuant to Rule 1007, Rules of Bankruptcy Procedure.

                             Bank of Little Rock
                             Pete Maris, President
                             200 N. State Street
                             Little Rock, AR 72201

                             Capitol Communities Corporation
                             25550 Hawthorne Boulevard, Suite 207
                             Torrance, CA 90505

                             Davister Corporation
                             Attn.: F. Terry Shumate
                             10670 N. Central Expressway, Suite 640
                             Dallas, TX 75231

                             First Arkansas Valley Bank
                             Roy Reaves, President
                             5101 North Arkansas
                             Russellville, AR 72$(11

                             Hardin & Grace, P.A.
                             410 W. Third Street, Suite 200
                             Little Rock, AR 72201

                             Ron A. Hope
                             211 S. Spring Street
                             Little Rock, AR 72201-2479

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                             Maumelle Enterprises
                             P. 0. Box 13256
                             MaumelIe, AR 72113

                             Pulasld County Treasurer
                             Administration Building
                             242 S. Broadway, suite 150
                             Little Rock, AR 72201

                             Resure, Inc.
                             C/o Special Deputy Receiver
                             222 Merchandise Mart Plaza
                             Suite 1450
                             Chicago, IL 60654

     Debtor reserves all objections and defenses to the claims set forth in this Schedule, including all objections to liability for and amount of claims..

                                                      CAPITOL DEVELOPMENT OF
                                                      ARKANSAS, INC.



                                                      By: /s/ Michael G. Todd
                                                         -----------------------
                                                      Michael G. Todd, President

                                                      Date: 7/21/00
                                                           ---------------------

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                      IN THE UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF ARKANSAS
                              LITTLE ROCK DIVISION

IN RE: CAPITOL DEVELOPMENT OF ARKANSAS,            CASE NO.________________
       INC.                                        (CHAPTER 11)
       DEBTOR-IN-POSSESSION

                   LIST OF TWENTY LARGEST UNSECURED CREDITORS
                   ------------------------------------------

     Come now the Debtor, Capitol Development of Arkansas, Inc., Debtor-in Possession, by and through their attorneys, Treece Phillips LLP, and for their List of Twenty Largest Unsecured Creditors pursuant to Rule 1107(d) of the Bankruptcy Rules of Procedure, list the following creditors, addresses and claims:

                            (a)   Davister Corporation
                                  Attn: F. Terry Shumate
                                  10670 N. Central Expressway, Suite 640
                                  Dallas, TX 75231
                            (b)   $ 200,000.00 plus interest

                            (a)   Hardin & Grace, P.A.
                                  410 W. Third Street, Suite 200
                                  Little Rock, AR 72201

                            (b)   Undetermined

                            (a)   MaumeIie Enterprises
                                  P. 0. Box 13256
                                  Maumelle, AR 72113
                            (b)   $60,703.06

     Debtor reserves all objections and defenses to the claims set forth in this Schedule, including all objections to liability for and amount of claims.

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                                 CAPITOL DEVELOPMENT OF ARKANSAS,
                                 INC.


                                 By: /s/ Michael G. Todd
                                    ----------------------------
                                 Michael G. Todd, President

                                 Date: 7/21/00
                                      ---------------------------

                                 Respectfully submitted,

                                 TREECE PHILLIPS LLP

                                 By: /s/ Geoffrey B. Treece
                                    -----------------------------
                                 Geoffrey B. Treece
                                 Arkansas Bar No. 84-146
                                 410 W. Third Street, Suite D
                                 Little Rock, AR 72201
                                 Telephone (501) 370-9406
                                 Facsimile (501) 376-6337

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